UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SportsMap Tech Acquisition Corp.

(Name of Registrant as Specified in Its Charter)*

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023

SPORTSMAP TECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40916	86-3938682
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

 5353 WEST ALABAMA, SUITE 415

HOUSTON, texas 77056

(Address of principal executive offices and zip code)

(713) 479-5302

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value and three-quarters of one redeemable warrant	SMAPU	The NASDAQ Stock Market LLC
Common Stock, par value $0.0001 per share	SMAP	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	SMAPW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on December 5, 2022, SportsMap Tech Acquisition Corp., a Delaware corporation (the “Company” or “SportsMap”), entered into an Business Combination Agreement (as amended, and as it may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among SportsMap and Infrared Cameras Holdings, Inc., a Delaware corporation (“ICI”), and ICH Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of SportsMap (“Merger Sub”). Upon consummation of the transactions contemplated by the Business Combination Agreement, Merger Sub will merge with and into ICI (the “Merger”) with ICI surviving the Merger as a wholly-owned subsidiary of SportsMap. The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination.”

On December 1, 2023, SportsMap entered into a subscription agreement (the “Subscription Agreement”) with various investors (the “Financing Investors”), pursuant to which it will issue and sell to the Financing Investors an aggregate of $6.805 million in convertible promissory notes (the “Financing Notes”) in connection with the Closing (such transaction, the “Financing”). Of the $6.805 million in Financing Notes, $1.48 million will be issued in exchange for cancellation of an equal amount of existing SportsMap promissory notes (rather than having such notes repaid at Closing), $1.0 million will be rolled over from an existing ICI Convertible Note (rather than having such note repaid at Closing), and $4.3 million will be cash proceeds to the Company. David Gow, a director of SportsMap and its Chief Executive Officer, and Steven Webster, a director of the Company, are among the Financing Investors and will be issued $200,000 of Financing Notes (all in exchange for existing SportsMap promissory notes) and $500,000 of Financing Notes ($200,000 in exchange for existing SportsMap promissory notes), respectively. The terms of the Financing, and Mr. Gow and Mr. Webster’s participation in the Financing, were approved by a majority of the disinterested investors of the SportsMap Board and its audit committee. The spouse of Gary Strahan, who is expected to be a director and Chief Executive Officer of the Company following the Business Combination, is also among the Financing Investors and she is expected to exchange $1.0 million of ICI Convertible Notes for an equivalent amount of Financing Notes. The closing of the Financing is contingent upon, among other things, the substantially concurrent consummation (the “Closing”) of the Business Combination.

Each Financing Note will mature on the third anniversary of the Closing (the “Maturity Date”) and is convertible at any time at the Financing Investors’ option at a conversion price of $10.00 per share, subject to certain adjustments (the “Conversion Price” and such shares issuable upon conversion of Financing Notes, the “Conversion Shares”). Except with the consent of the holder of the applicable Financing Note (the “Holder”), the Company may not repay any principal amount of any Financing Note prior to the Maturity Date.

Following the issuance of the Financing Notes, the Company will pay interest on the aggregate unconverted and then outstanding principal amount of such notes at the rate of 9% per annum, payable (i) quarterly on January 1, April 1, July 1 and October 1, beginning April 1, 2024, (ii) on each date on which a Holder elects to convert any amount of Financing Notes and (iii) on the Maturity Date (each such date, an “Interest Payment Date”), in cash or, if the Holder elects to receive interest on the Financing Note in the form of shares of the Company’s common stock (the “Common Stock”), subject to the Exchange Cap (as defined below). If the Holder elects to receive interest in shares of Common Stock, such interest shall be payable at a rate of 11% per annum in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock at a volume-weighted average price for the 30 consecutive trading days ending on the trading day immediately prior to the applicable Interest Payment Date (which shall not be less than $1.00) (such shares payable in lieu of cash interest, the “Interest Shares”). Failure to pay interest is deemed an event of default and the interest rate shall increase automatically to 15% per annum until repaid.

Pursuant to the Subscription Agreement, and as additional consideration for the purchase of the Financing Notes, the Company will also issue to the Financing Investors warrants (the “Financing Warrants”) to purchase an aggregate of 340,250 shares of Common Stock, subject to the Exchange Cap (such shares issuable upon exercise of the Financing Warrants, the “Financing Warrant Shares”) at an exercise price of $11.50 per Financing Warrant Share. The Financing Warrants are allocated ratably among the Financing Investors in accordance with their respective investment pursuant to the Subscription Agreement. The Financing Warrants are exercisable at any time after issuance at Closing and before the fifth anniversary of the Closing. The Financing Warrants are not subject to any redemption provision, and can be exercised for cash or on a cashless basis at the discretion of the holder. In addition, in order to induce the Financing Investors to enter into the Subscription Agreement, certain holders of SportsMap Founder Shares and ICI stockholders will transfer up to an aggregate of 680,500 inducement shares to the Financing Investors at Closing.

The Company will not issue any Conversion Shares, Interest Shares or Financing Warrant Shares if such issuance would exceed the aggregate number of shares of Common Stock that the Company may issue in compliance with its obligations under the rules or regulations of the principal market on which the Common Stock is listed or quoted for trading (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the principal market on which Common Stock is listed or quoted for trading for issuances of shares of Common Stock in excess of such amount. Pursuant to the terms of the Subscription Agreement, the Financing Notes, the Financing Warrants, the Conversion Shares, the Interest Shares and Financing Warrant Shares may not be transferred in the first six months following the Closing.

Within 30 days of Closing (the “Filing Deadline”), the Company will prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement under the Securities Act (any such registration statement, a “Financing Registration Statement”), relating to the resale on a continuous basis pursuant to Rule 415 of the Securities Act of the maximum number of Conversion Shares, Interest Shares or Financing Warrant Shares issuable in connection with the Financing (the “Registrable Securities”). The Company will use its commercially reasonable efforts to have the Financing Registration Statement declared effective by the SEC no later than the date, which shall be either: (i) in the event that the SEC does not review the Financing Registration Statement, 20 days after the Filing Deadline, or (ii) in the event that the SEC reviews the Financing Registration Statement, 90 days after the Filing Deadline (but in any event, no later than four business days following the SEC indicating that it has no further comments on the Financing Registration Statement). The Company will use its reasonable best efforts to keep each Financing Registration Statement effective at all time with respect to the Registrable Securities from the Closing until, with respect to each Financing Investor, the earliest of (i) the date on which such Financing Investor may sell all of the Conversion Shares, Interest Shares or Financing Warrant Shares, as applicable, under Rule 144 without volume and manner-of-sale restrictions imposed on such Financing Investor pursuant to Rule 144(b)(2) (or any successor thereto) promulgated under the Securities Act; (ii) the fourth anniversary of the Closing or (iii) the date on which the Financing Investor shall have sold all of its Conversion Shares, Interest Shares and Financing Warrant Shares (such period, the “Reporting Period”). If the Company fails to satisfy the foregoing obligations (any such failure being referred to as a “Registration Default”), such a Registration Default shall be subject to liquidated damages to each Financing Investor equal to (x) 1.0% per month of the principal amount loaned to the Company by such Financing Investor pursuant to the Subscription Agreement (the “Principal Amount”), for such Registration Default that occurs within the first 180 days after the Closing and (y) 2.0% per month of such Financing Investor’s Principal Amount, for such Registration Default that occurs or continues more than 180 days after the Closing, which damages shall accrue daily until the applicable breach has been cured; provided, however, that no damages will be payable to any Holder on account of any Registration Default that is the fault of the Financing Investor.

The foregoing descriptions of the Subscription Agreement, the Financing Notes, and the Financing Warrants are subject to and qualified in their entirety by reference to the full text of the Subscription Agreement, the form of Financing Note, and the form of Financing Warrant, copies of which are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and the terms of which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference. The Financing was undertaken in reliance upon an exemption from the registration requirements of Section 4(a)(2) of the Securities Act. The securities to be issued pursuant to the Subscription Agreement may not be re-offered or sold in the United States absent an effective registration statement or an exemption from the registration requirements under applicable federal and state securities laws. The initial aggregate maximum number of Conversion Shares, Interest Shares and Warrant Shares is 3,266,400, subject to customary anti-dilution adjustments.

Item 7.01 Regulation FD Disclosure

On December 1, 2023, ICI issued a press release announcing that its SmartIR platform is now available in AWS Marketplace. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Cedar Fair under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filings.

Additional Information and Where to Find It

This Current Report relates to a proposed business combination transaction involving SportsMap and ICI. In connection with the proposed transaction, SportsMap filed a definitive Proxy Statement on Schedule 14A with the SEC on November 13, 2023 (as supplemented, the "Proxy Statement"). SportsMap will also file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and securityholders of SportsMap are urged to read the definitive Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Stockholders are also able to obtain a copy of the definitive Proxy Statement, without charge, by directing a request to: SportsMap Tech Acquisition Corp., 5353 West Alabama Suite 415, Houston, TX 77056. The definitive Proxy Statement, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

SportsMap, ICI and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described herein under the rules of the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the Proxy Statement regarding the proposed transaction. Information about SportsMap’s directors and executive officers and their ownership of SportsMap common stock is set forth in SportsMap’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023. These documents can be obtained free of charge from the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Generally, statements that are not historical facts, including statements concerning SportsMap’s or ICI’s possible or assumed future actions, business strategies, events or results of operations, the anticipated benefits of the proposed transaction, SportsMap’s or ICI’s ability to close the proposed transaction or consummate the Financing, the combined company’s ability to remain listed, and qualify for listing, on Nasdaq, and the expected financial impacts of the proposed transactions, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “predicts,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “would,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” “future,” “potential,” “opportunity,” or other similar expressions, the negatives of these terms or variations of them, although not all forward-looking statements will include such identifying words. Forward-looking statements are predictions, projections and other statements about the future events that are based on SportsMap’s or ICI’s current expectations and assumptions and, as a result, are inherently subject to risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in SportsMap’s Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10 Q, the Proxy Statement, and other documents filed by SportsMap from time to time. These risk factors will be important to consider in determining future results and should be reviewed in their entirety.

In addition to factors previously disclosed in SportsMap’s reports filed with the SEC and those identified elsewhere in this Current Report, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet the closing conditions to the merger, including approval by stockholders of SportsMap on the expected terms and schedule and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement relating to the proposed transaction; failure to realize the benefits expected from the proposed transaction, which may be affected by a variety of factors, including changes in the competitive and regulated industries in which ICI operates, variations in performance across competitors and partners, changes in laws and regulations affecting ICI’s and the combined company’s business and the ability of ICI and the combined company to retain its management and key employees; the effects of pending and future legislation; risks relating to the uncertainty of projected information, including ICI’s ability to project future capital needs, cash utilization and potential cash inflows; risks related to disruption of management time from ongoing business operations due to the proposed transaction; effects of the announcement or pendency of the proposed transaction on ICI’s business or employee relationships, operating results and business generally; business disruption following the proposed transaction; risks related to difficulties in retaining employees of ICI as a result of the proposed transaction; the highly competitive nature of ICI’s industry; changes in legal or regulatory framework or outcome of any legal proceedings that may be instituted against ICI or against SportsMap related to the business combination agreement or the proposed transaction; the ability to maintain the listing of SportsMap’s securities on a national securities exchange; the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction; the risk that demand for the combined company’s products do not grow as expected; the ability of the combined company to retain existing customers and attract new customers; the potential inability of the combined company to manage growth effectively; the enforceability of ICI’s intellectual property rights and the potential infringement on the intellectual property rights of others; the risk that the combined company may fail to keep pace with rapid technological developments to provide new and innovative products or make substantial investments in unsuccessful new products; the combined company’s ability to attract new customers and to retain existing customers in order to continue to expand; the combined company’s ability to hire and retain qualified personnel; the risk that the combined company experiences difficulties in managing its growth and expanding operations; SportsMap’s ability to meet The Nasdaq Global Market’s listing standards at or following the consummation of the transaction; the risk that ICI will not meet the milestones for funding; cybersecurity risks; the effects of COVID-19 or other public health crises or other climate related conditions on ICI’s business and results of operations and the global economy generally; the price of the combined company’s securities, including volatility resulting from changes in the industries in which ICI plans to operate, variations in performance across competitors, changes in laws and regulations affecting ICI’s business and changes in the combined company’s capital structure; changes to the combined company’s accounting methods; and costs related to the proposed transaction and the failure to realize anticipated benefits of the proposed transaction.

These forward-looking statements are expressed in good faith, and SportsMap and ICI believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Neither ICI nor SportsMap gives any assurance that any of ICI or SportsMap, or the combined company, will achieve expectations. Forward-looking statements speak only as of the date they are made, and neither SportsMap nor ICI is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

This Current Report is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in SportsMap or ICI and is not intended to form the basis of an investment decision in SportsMap or ICI. All subsequent written and oral forward-looking statements concerning SportsMap and ICI, the proposed transaction or other matters and attributable to SportsMap and ICI or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

No Offer or Solicitation

This Current Report does not constitute a proxy statement or solicitation of a proxy, consent, vote or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Subscription Agreement
10.2	Form of Financing Note
10.3	Form of Financing Warrant
99.1	ICI Press Release dated December 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAP TECH ACQUISITION CORP.

Date: December 1, 2023	By:	/s/ David Gow
	Name:	David Gow
	Title:	Chairman & Chief Executive Officer

Exhibit 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (“Agreement”) is made and entered into in this 1st day of December 2023 (“Effective Date”), by and between SportsMap Tech Acquisition Corp., a Delaware corporation, its successors and assigns (the “Company” and before the closing of the Business Combination, the “SPAC”), and the parties identified on the signature pages hereto (each, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

WHEREAS, the Company entered into an Business Combination Agreement (as amended and as may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with ICH Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and Infrared Cameras Holdings, Inc., a Delaware corporation (“ICI”);

WHEREAS, subject to the terms and conditions set forth in the Business Combination Agreement, upon the consummation of the transactions contemplated thereby, Merger Sub will merge with and into ICI, with ICI surviving as a wholly-owned subsidiary of the Company (the “Business Combination”), and with ICI’s equity holders receiving shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and other Company securities;

WHEREAS, the Company desires to obtain working capital, and each Purchaser has agreed to provide a portion of such capital in connection with the closing of the Business Combination and according to the terms hereof; and

WHEREAS, the Purchasers and the Company are entering into this Agreement to establish terms by which each Purchaser shall fund its Loan, as set forth herein and therein the related Note, described below, and the Company shall issue the warrants as set forth herein and therein the related Warrant, described below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the sufficiency of which is acknowledged by each Purchaser and the Company (each “party” and, collectively, “parties”), the parties hereby agree as follows:

1. PROMISSORY NOTE. Each Purchaser shall loan the Company an amount as indicated on such Purchaser’s signature page to this Agreement (the “Principal Amount”). All sums advanced pursuant to the terms of this Agreement shall be evidenced by a separate convertible promissory note (each a “Note”), in substantially the form set forth as Exhibit A hereto. Each Note shall be convertible into shares of the Company’s Common Stock pursuant to the terms contained in the Note. Absent the express written consent of the Purchasers, the Company may not, at any time prior to the Maturity Date, prepay all or any part of the principal balance of the Note. All covenants, conditions and agreements contained herein are made a part of the Note, unless modified therein.

2. WARRANTS. On the Closing Date (as defined below), the Company shall simultaneously issue to each Purchaser a warrant, in substantially the form annexed hereto as Exhibit B (the “Warrant”), to purchase a number of shares of Common Stock as indicated on such Purchaser’s signature page to this Agreement (the “Warrant Shares”) at an initial exercise price of Eleven Dollars and Fifty Cents ($11.50) per share (the “Exercise Price”).

3. CLOSING.

(a)           The consummation of the transactions contemplated by this Agreement (the “Closing”) shall occur on the date of the closing of the Business Combination, immediately prior to the consummation of the Business Combination (the “Closing Date”).

(b)           At least five (5) Business Days before the anticipated Closing Date, the Company shall deliver written notice to each Purchaser (the “Closing Notice”) specifying (i) the anticipated Closing Date and (ii) the wire instructions for delivery of the Principal Amount to the Company. No later than two (2) Business Days prior to the anticipated Closing Date, each Purchaser shall deliver such Purchaser’s Principal Amount by wire transfer of United States dollars in immediately available funds to an account as specified by the Company in the Closing Notice, such funds to be held in escrow until the Closing. In the event that the consummation of the Business Combination does not occur within five (5) Business Days after the anticipated Closing Date specified in the Closing Notice (the “Closing Outside Date”), unless otherwise agreed to in writing by the Company and a Purchaser, the Company will promptly return the funds so delivered by the Purchasers to the accounts specified by such Purchasers. Notwithstanding such return or cancellation (x) a failure to close on the anticipated Closing Date shall not, by itself, be deemed to be a failure of any of the conditions to Closing set forth in this Section 3 to be satisfied or waived on or prior to the Closing Date, and (y) unless and until this Agreement is terminated in accordance with the provisions herein, each such Purchaser shall remain obligated (A) to redeliver funds to the Company following the Company’s delivery to each Purchaser of a new Closing Notice and (B) to consummate the Closing upon satisfaction of the conditions set forth in this Section 3. For the purposes of this Agreement, “Business Day” means any day other than a Saturday, Sunday or any other day on which commercial banks are required or authorized to close in the State of New York.

(c)           The obligation of each Purchaser to fund such Purchaser’s Principal Amount hereunder shall be subject to the following conditions precedent, each in form and substance reasonably satisfactory to, and to the satisfaction of, the Purchaser:

(i)	the representations and warranties contained in the Transaction Documents (as defined below) are true and correct in all material respects as of the issue date of the Note(s), both before and after giving effect to the transactions contemplated by the Transaction Documents;

(ii)	receipt by such Purchaser of an executed copy of the Purchaser’s Note;

(iii)	receipt by such Purchaser of executed copies of the Purchaser’s Warrant;

(iv)	satisfaction or waiver of the conditions for closing of the Business Combination pursuant to the Business Combination Agreement; and

(v)	the Common Stock being listed on the Nasdaq Capital Market, the Nasdaq Global Market, the New York Stock Exchange or the NYSE American after the closing of the Business Combination.

4. REPRESENTATIONS AND WARRANTIES BY THE COMPANY. In order to induce each Purchaser to enter into this Agreement and to deliver such Purchaser’s Principal Amount to the Company, Company represents and warrants to the Purchasers as follows:

(a)           Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

(b)           Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Note, and the Warrants, (all such documents together with all amendments, schedules, exhibits, annexes, supplements and related items, to each such document shall hereinafter be collectively referred to as, the “Transaction Documents”). The execution, delivery and performance of the Transaction Documents by the Company, and the consummation by it of the transactions contemplated therein, have been duly and validly authorized by all necessary corporate action. The Transaction Documents, when executed and delivered, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

(c)           Adequate Shares. The Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by the respective Warrants and Notes.

(d)           Periodic Filings. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Securities and Exchange Commission (the “SEC”) with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(e)           No Defaults. The Company is not in violation of any term of any agreement, charter instrument, bylaw or other instrument to which it is a party or by which it may be bound, where the violation would have a Material Adverse Effect.

(f)           Compliance with Law. The Company (a) is not in violation of any state laws, ordinances, governmental rules or regulations to which it is subject and (b) has not failed to obtain any licenses, permits, franchises or other governmental or environmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure would reasonably be expected to have a Material Adverse Effect.

(g)           Material Adverse Effect. There is no action, suit, audit, proceeding, investigation or arbitration (or series of related actions, suits, proceedings, investigations or arbitrations) pending before or by any governmental authority or private arbitrator or, to the knowledge of the Company, threatened against the Company or any property of the Company (a) challenging the validity or the enforceability of any of this Agreement, or any loan document, agreement, or instrument executed in connection herewith, or (b) which has had or are reasonably expected to have a Material Adverse Effect. The Company is not subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or governmental authority, in each case which shall have or is likely to have a Material Adverse Effect. Further, except as described in the SEC Reports, no other circumstances or conditions exist that are reasonably expected to have a Material Adverse Effect on the Company. As used in this Agreement, “Material Adverse Effect” means a material adverse effect upon (aa) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company, (bb) the ability of the Company to perform its obligations under this Agreement or any document, agreement, or instrument executed in connection herewith, or (cc) the ability of a Purchaser to enforce the terms of this Agreement, or any document, agreement, or instrument executed in connection herewith.

(h)           Foreign Corrupt Practices Act. Except as otherwise disclosed in the Company’s SEC Reports, neither the Company nor, to the Company’s knowledge, any of its affiliates, directors, officers, employees, agents or other person acting on behalf of the Company is aware of or has taken any action, directly or indirectly, that would result in a material violation by such person of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the Company’s knowledge, its affiliates have conducted their businesses in material compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(i)           Sarbanes-Oxley; Internal Accounting Controls. Except as set forth in the SEC Reports, the Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are in effect as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are in effect as of the date hereof. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company.

(j)            Application of Takeover Protections; Rights Agreement.  The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provisions under the Company’s certificate of incorporation, as amended, or the laws of the jurisdiction of its formation that are or could become applicable to the Purchaser as a result of the transactions contemplated by this Agreement and/or the other Transaction Documents, including, without limitation, the Company’s issuance of the Note and Warrant and the Purchaser’s ownership of the Note and Warrant. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(k)           DTC Eligible. The Common Stock is DTC eligible and DTC has not placed a “freeze” or a “chill” on the Common Stock and the Company has no reason to believe that DTC has any intention to make the Common Stock not DTC eligible, or place a “freeze” or “chill” on the Common Stock.

(l)            Listing Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration.

(m)          No General Solicitation.  Neither the Company, nor any of its affiliates, nor, to the knowledge of the Company, any Person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the underlying securities.

5. REPRESENTATIONS AND WARRANTIES BY PURCHASER. Each Purchaser, severally and not jointly, represents and warrants to Company as follows:

(a)           Purchaser is acquiring its Note and Warrants with the intent to hold as an investment and not with a view of distribution.

(b)           Purchaser is an “accredited investor” within the definition contained in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”). Purchaser has adequate net worth and means of providing for its current needs and contingencies and is able to sustain a complete loss of the investment contemplated by this Agreement. Purchaser, itself or through its officers, employees or agents, has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment such as an investment in the Note and Warrant, and Purchaser, either alone or through its officers, employees or agents, has evaluated the merits and risks of the investment in the Notes and Warrants.

(c)           Purchaser acknowledges and agrees that it is purchasing the Notes and Warrants hereunder based upon its own inspection, examination and determination with respect thereto as to all matters, and without reliance upon any express or implied representations or warranties of any nature, whether in writing, orally or otherwise, made by or on behalf of or imputed to the Company.

(d)            Purchaser became aware of this offering of the securities to be sold pursuant to this Agreement solely by means of direct contact between Purchaser and the Company or their respective representatives or affiliates. Purchaser did not become aware of this offering of the securities to be sold pursuant to this Agreement, nor were the securities offered to Purchaser, by any other means. Purchaser acknowledges that the Company represents and warrants that the securities to be sold pursuant to this Agreement (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(e)           Purchaser understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the securities to be sold pursuant to this Agreement or made any findings or determination as to the fairness of this investment.

(f)            Purchaser is not, and is not owned or controlled by or acting on behalf of, a Sanctioned Person. Purchaser is not a non-U.S. shell bank or providing banking services to a non-U.S. shell bank. Purchaser represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Purchaser maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Purchaser also represents that it maintains, to the extent required, either directly or through the use of a third-party administrator, policies and procedures reasonably designed for the screening of any investors against Sanctions-related lists of blocked or restricted persons and to ensure that the funds held by Purchaser and used to purchase securities pursuant to this Agreement are derived from lawful activities. For purposes of this Agreement, “Sanctioned Person” means at any time any person or entity: (a) listed on any Sanctions-related list of designated or blocked or restricted persons; (b) that is a national of, the government of, or any agency or instrumentality of the government of, or resident in, or organized under the laws of, a country or territory that is the target of comprehensive Sanctions from time to time; or (c) owned or controlled by or acting on behalf of any of the foregoing. “Sanctions” means those trade, economic and financial sanctions laws, regulations, embargoes, and restrictive measures (in each case having the force of law) administered, enacted or enforced from time to time by (a) the United States (including without limitation the U.S. Department of the Treasury, Office of Foreign Assets Control, the U.S. Department of State, and the U.S. Department of Commerce), (b) the European Union and enforced by its member states, (c) the United Nations, (d) His Majesty’s Treasury and (e) the Cayman Islands.

(g)           Purchaser understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of securities to be sold pursuant to this Agreement (if any) or made any findings or determination as to the fairness of this investment.

6. MAXIMUM SHARES. Notwithstanding anything in this Agreement to the contrary, the Company shall not issue any shares of Common Stock pursuant to the transactions contemplated hereby or any other Transaction Documents if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock that the Company may issue in compliance with the Company’s obligations under the rules or regulations of the principal market on which the Common Stock is listed or quoted for trading (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the principal market on which the Common Stock is listed or quoted for trading for issuances of shares of Common Stock in excess of such amount. The Exchange Cap shall be appropriately adjusted for any stock dividend, stock split, reverse stock split or similar transaction.

7. BLUE SKY FILINGS. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Notes and Warrants for, sale to the Purchaser at the applicable Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

8. REGISTRATION RIGHTS.

(a)           On or prior to the date that is thirty (30) days following the Closing (the “Filing Deadline”), the Company shall prepare and file with the SEC a registration statement under the Securities Act (any such registration statement, a “Registration Statement”) relating to the resale on a continuous basis pursuant to Rule 415 of the Securities Act of the maximum number of shares of Common Stock issuable upon conversion or exercise of a Note or Warrant, as applicable, or issuable as interest payments on the Notes (the “Registrable Securities”). The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC no later than the date, which shall be either: (i) in the event that the SEC does not review the Registration Statement, twenty (20) days after the Filing Deadline, or (ii) in the event that the SEC reviews the Registration Statement, ninety (90) days after the Filing Deadline (but in any event, no later than four (4) business days following the SEC indicating that it has no further comments on the Registration Statement) (such date, the “Effectiveness Deadline”). Subject to any comments from the staff of the SEC, such Registration Statement shall include the plan of distribution in form and substance reasonably satisfactory the Purchasers beneficially owning (as determined pursuant to Rule 13d-3 under the Exchange Act) a majority of the Registrable Securities; provided, however, that no Purchaser shall be named as an “underwriter” in the Registration Statement without such Purchaser’s consent; provided, further, that the Company’s obligations to include a Purchaser’s Registrable Securities in the Registration Statement contemplated by this Section 8 are contingent upon such Purchaser furnishing a completed and executed selling stockholder questionnaire in customary form to the Purchaser that contains the information required by SEC rules for a registration statement regarding such Purchaser, the securities of the Company held by such Purchaser and the intended method of disposition of the Registrable Securities, and each Purchaser agrees, severally, to execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations.

(b)           At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to this Section 8, the Company shall effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(i)	The Company shall use its reasonable best efforts to keep each Registration Statement effective at all times with respect to each Purchaser’s Registrable Securities until the expiration of the Reporting Period. “Reporting Period” means the period commencing on the Closing and for each Purchaser ending on the earliest of: (1) the date as of which such Purchaser may sell all of the shares of Common Stock issuable upon conversion or exercise of a Note or Warrant, as applicable, or issuable as interest payments on the Notes, under Rule 144 without volume or manner-of-sale restrictions imposed on Purchaser pursuant to Rule 144(b)(2) (or any successor thereto) promulgated under the Securities Act; (2) the fourth anniversary of the Closing, or (3) the date on which such Purchaser shall have sold all of the shares of Common Stock issuable upon conversion or exercise of a Note or Warrant, as applicable, or issuable as interest payments on the Notes. The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(ii)	The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Reporting Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

(iii)	Upon request of a Purchaser, the Company shall furnish to such Purchaser without charge copies of any preliminary or final prospectus as such Purchaser may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities.

(iv)	Upon receipt of written notice from the Company that a Registration Statement or related prospectus contains a Misstatement (as defined below), each of the Purchasers shall forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement or related prospectus until it has received copies of a supplemented or amended prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the prospectus may be resumed. “Misstatement” means an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or related prospectus or necessary to make the statements in a Registration Statement or related prospectus, in the light of the circumstances under which they were made, not misleading.

(v)	If the filing, initial effectiveness or continued use of a Registration Statement contemplated by this Section 8 at any time would (a) require the Company to make an Adverse Disclosure (as defined below), (b) require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control or (c) in the good faith judgment of the Company’s board of directors, be seriously detrimental to the Company and its holders of capital stock and it is therefore essential to defer such filing, initial effectiveness or continued use at such time, the Company shall have the right, upon giving prompt written notice of such action to the Purchasers (which notice shall not specify the nature of the event giving rise to such delay or suspension), delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under this Section 8(b)(v), each Purchaser agrees to suspend, immediately upon their receipt of the notice referred to above, their use of the prospectus relating to any Registration Statement contemplated by this Section 8 in connection with any sale or offer to sell Registrable Securities until such Purchaser receives written notice from the Company that such sales or offers of Registrable Securities may be resumed, and in each case maintain the confidentiality of such notice and its contents. “Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or the Chief Financial Officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any registration statement or prospectus in order for the applicable registration statement or prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the registration statement were not being filed, declared effective or used, as the case may be and (iii) the Company has a bona fide business purpose for not making such information public.

(c)           If: (i) the Registration Statement is not filed on or prior to the Filing Deadline, (ii) the Registration Statement is not declared effective by the Commission or does not otherwise become effective on or prior to its required Effectiveness Deadline or (iii) for the duration of the Reporting Period after the initial effectiveness of a Registration Statement and subject to the limitations set forth in this Section 8, such Registration Statement ceases for any reason to be effective as to all Registrable Securities to which it is required to cover at any time prior to the expiration of the Reporting Period (any such failure or breach being referred to as a “Registration Default”), such a Registration Default shall be subject to liquidated damages to each Holder equal to (x) 1.0% per month of the Holder’s Principal Amount, for such Registration Default that occurs within the first 180 days after the Closing and (y) 2.0% per month of the Holder’s Principal Amount, for such Registration Default that occurs or continues more than 180 days after the Closing, which damages shall accrue daily until the applicable breach has been cured; provided, however, that no damages will be payable to any Holder on account of any Registration Default that is the fault of the Holder. Notwithstanding anything herein and for the avoidance of doubt, there shall not be a Registration Default if, and to the extent that such Registration Statement is not permitted under applicable law or by the Commission. The parties acknowledge and agree that damages which will result to a Holder for Company’s failure to fulfill its obligations under this Section 8 shall be difficult or impossible to establish or prove, and agree that the payment of liquidated damages in accordance with this paragraph is a reasonable estimate of potential damages and shall constitute liquidated damages for any breach of this paragraph.

(d)           With a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchasers to sell shares of Common Stock issuable in connection with the Notes or the Warrants to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as there are no longer Registrable Securities; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish electronically to each Purchaser upon request, as long as such Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of or electronic access to the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

9. TRANSFER RESTRICTIONS. Notwithstanding anything to the contrary in this Agreement, any Note, the Warrant Agreement or any Warrant, until the date that is six (6) months after the date hereof, no (i) Note, (ii) shares of Common Stock issued upon conversion of any Note, (iii) shares of Common Stock issued as interest on any Note pursuant to the terms thereof, (iv) Warrant or (v) shares of Common Stock underlying any Warrant, in each case, may be directly or indirectly transferred, pledged, sold or otherwise disposed of without the prior written consent of the Company.

10. INDEMNIFICATION.

(a)           The Company agrees to indemnify and hold harmless each Purchaser, its partners, affiliates, officers, directors, employees, and duly authorized agents, and each person or entity, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (a “Control Person”), from and against any loss, claim, damage, liability, together with reasonable and documented out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements and costs and expenses of expert witnesses and investigation), and any action in respect thereof to which such Purchaser and its Control Persons becomes subject to, resulting from, arising out of or relating to any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto prepared and filed pursuant to Section 8 of this Agreement or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by or on behalf of such Purchaser expressly for use therein.

(b)           Each Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and its Control Persons, from and against any loss, claim, damage, liability, together with reasonable and documented out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements and costs and expenses of expert witnesses and investigation), and any action in respect thereof to which the Company and its Control Persons becomes subject to, resulting from, arising out of or relating to any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto prepared and filed pursuant to Section 8 of this Agreement or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, caused by or contained in any information or affidavit so furnished in writing to the Company by or on behalf of such Purchaser expressly for use therein; provided, however, that the liability of a Purchaser shall be in proportion to and limited to the net proceeds received by such Purchaser from the sale of Registrable Securities pursuant to any such registration statement.

(c)           Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d)           The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or Control Persons and shall survive the transfer of securities. The Company and each Purchaser participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Purchaser’s indemnification is unavailable for any reason.

(e)           If the indemnification provided under this Section 10 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of a Purchaser under this Section 10 shall be limited to the amount of the net proceeds received by such Purchaser in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the other limitations set forth in this Section 10, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 10. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 10 from any person or entity who was not guilty of such fraudulent misrepresentation.

11. NOTICE. Any and all notices, demands, advance requests or other communications required or desired to be given hereunder by any party shall be in writing and shall be validly given or made to another party if (i) personally served, (ii) sent by email on the date such email is sent (provided confirmation of such email being sent is provided upon request) (iii) deposited in the United States mail, postage prepaid, return receipt requested, or (iv) by facsimile with confirmation receipt. Notice hereunder is to be given as follows:

If to the Company before the Business Combination:

SportsMap Tech Acquisition Corp.

5353 West Alabama, Suite 415

Houston, TX 77056

Attn: David Gow

With a copy to (which does not constitute Notice):

ArentFox Schiff LLP

1717 K Street NW

Washington, DC 20006

Attn: Ralph De Martino (ralph.demartino@afslaw.com)

If to the Company after the Business Combination:

Infrared Cameras Holdings, Inc.

2105 West Cardinal Drive

Beaumont, TX 77705

Attn: Peter Baird

With a copy to (which does not constitute Notice):

Latham & Watkins LLP

650 Town Center Drive, 20th Floor

Costa Mesa, CA 92626

Attn: Drew Capurro (drew.capurro@lw.com); Christopher Bezeg (christopher.bezeg@lw.com)

If to a Purchaser: to the address provided by such Purchaser on the signature page hereto.

12. ENTIRE AGREEMENT. The Transaction Documents contain the entire agreement of the parties and supersedes and replaces all prior discussions, negotiations and representations of the parties. No party shall rely upon any oral representations in entering into this agreement, such oral representations, if any, being expressly denied by the party to whom they are attributed and it being the intention of the parties to limit the terms of this Agreement to those matters contained herein in writing. However, the incorporated Note shall be deemed controlling at all times with regards to any inconsistent or changed terms or amendments contained therein.

13. BINDING EFFECT. This Agreement is binding upon and inures to the benefit of the parties hereto, their heirs, personal representatives, successors and assigns. Notwithstanding the foregoing, the parties hereto agree that ICI is an express third party beneficiary of the obligations of the Purchasers under this Agreement. Purchasers may assign their rights hereunder without prior permission from the Company. The Company may not assign its rights or obligations hereunder without the express written consent of the Purchasers, which may be withheld at their discretion.

14. GOVERNING LAW AND CONSENT TO JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflict of law provisions. Each of the parties to this Agreement irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for the recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Delaware State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Company further waives any objection to venue in any such action or proceeding on the basis of inconvenient forum. The Company agrees that any action on or proceeding brought against the Purchaser shall only be brought in such courts.

15. WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

16. AMENDMENT. The terms of this Agreement may not be amended, modified, or eliminated without written consent of the Company and Purchasers investing in a majority of the Principal Amount of Notes (prior to the Closing Date) or holding a majority of the Principal Amount of then-outstanding Notes (after the Closing Date) .

17. SEVERABILITY. Every provision of this Agreement is intended to be severable. If any term or provision thereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.

18. CONSTRUCTION. Section and paragraph headings are for convenience only and do not affect the meaning or interpretation of this Agreement. No rule of construction or interpretation that disfavors the party drafting this Agreement or any of its provisions will apply to the interpretation of this Agreement. Instead, this Agreement will be interpreted according to the fair meaning of its terms.

19. FURTHER ASSURANCES. Each party hereto agrees to do all things, including execute, acknowledge and/or deliver any documents which may be reasonably necessary, appropriate or desirable to effectuate the transactions contemplated herein pursuant to terms and conditions of this Agreement.

20. WAIVER AGAINST TRUST. Reference is made to the final prospectus of SPAC, dated as of October 18, 2021 and filed with the SEC (File No. 333-259912) on October 21, 2021 (the “Prospectus”). Purchaser hereby represents and warrants that it has read the Prospectus and understands that SPAC has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and the overallotment securities acquired by its underwriters and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of SPAC’s public stockholders (including overallotment shares acquired by SPAC’s underwriters, the “Public Stockholders”), and that, except as otherwise described in the Prospectus, SPAC may disburse monies from the Trust Account only: (a) to the Public Stockholders in the event they elect to redeem their SPAC shares in connection with the consummation of SPAC’s initial business combination (as such term is used in the Prospectus) (the “Business Combination”) or in connection with an extension of its deadline to consummate a Business Combination, (b) to the Public Stockholders if SPAC fails to consummate a Business Combination within twelve (12) months after the closing of the IPO, subject to extension in accordance with SPAC’s organizational documents, (c) with respect to any interest earned on the amounts held in the Trust Account, amounts necessary to pay for any taxes and up to $50,000 in dissolution expenses or (d) to SPAC after or concurrently with the consummation of a Business Combination. For and in consideration of SPAC entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser hereby agrees on behalf of itself and its affiliates that, notwithstanding anything to the contrary in this Agreement, neither Purchaser nor any of its affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Agreement or any proposed or actual business relationship between SPAC or its Representatives, on the one hand, and Purchaser or its Representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (collectively, the “Released Claims”). Purchaser on behalf of itself and its affiliates hereby irrevocably waives any Released Claims that Purchaser or any of its affiliates may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with SPAC or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Agreement or any other agreement with SPAC or its affiliates). Purchaser agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by SPAC and its affiliates to induce SPAC to enter in this Agreement, and Purchaser further intends and understands such waiver to be valid, binding and enforceable against Purchaser and each of its affiliates under applicable law. To the extent Purchaser or any of its affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to SPAC or its Representatives, which proceeding seeks, in whole or in part, monetary relief against SPAC or its Representatives, Purchaser hereby acknowledges and agrees that Purchaser’s and its affiliates’ sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit Purchaser or its affiliates (or any person claiming on any of their behalves or in lieu of any of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event Purchaser or any of its affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to SPAC or its Representatives, which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or the Public Stockholders, whether in the form of money damages or injunctive relief, SPAC and its Representatives, as applicable, shall be entitled to recover from Purchaser and its affiliates the associated legal fees and costs in connection with any such action, in the event SPAC or its Representatives, as applicable, prevails in such action or proceeding. For the avoidance of doubt, the provisions of this paragraph shall not restrict the Purchaser in its capacity as a Public Stockholder, if applicable, from redeeming any shares of SPAC that it owns in accordance with SPAC’s organizational documents and the Prospectus.

IN WITNESS WHEREOF, the parties hereto enter into this Agreement which is effective as of the date first written.

Company:

SportsMap Tech Acquisition Corp.

By:	/s/ Jacob Swain
Name:	Jacob Swain
Title:	Chief Financial Officer

Purchaser:

Don Sanders

/s/ Don Sanders
Don Sanders

Principal Amount of Note Issued: $300,000

Aggregate Number of Warrants Issued: 15,000

[Contact info redacted]

Purchaser:

Bret Sanders

/s/ Bret Sanders
Bret Sanders

Principal Amount of Note Issued: $50,000

Aggregate Number of Warrants Issued: 2,500

[Contact info redacted]

Purchaser:

Brad Sanders

/s/ Brad Sanders
Brad Sanders

Principal Amount of Note Issued: $50,000

Aggregate Number of Warrants Issued: 2,500

[Contact info redacted]

Purchaser:

Laura Sanders

/s/ Laura Sanders ______________________________

Laura Sanders

Principal Amount of Note Issued: $50,000

Aggregate Number of Warrants Issued: 2,500

[Contact info redacted]

Purchaser:

Susan Sanders

/s/ Susan Sanders
Susan Sanders

Principal Amount of Note Issued: $50,000

Aggregate Number of Warrants Issued: 2,500

[Contact info redacted]

Purchaser:

Weir Holdings

By:	/s/ Don Weir
Name:	Don Weir
Title:	Gen. Partner, Managing Ptrn

Principal Amount of Note Issued: $50,000

Aggregate Number of Warrants Issued: 2,500

[Contact info redacted]

Purchaser:

Steve Webster

/s/ Steve Webster
Steve Webster

Principal Amount of Note Issued: $500,000

Aggregate Number of Warrants Issued: 25,000

[Contact info redacted]

Purchaser:

Horn Management

By:	/s/ Gary Horn
Name:	Gary Horn
Title:	Manager

Principal Amount of Note Issued: $200,000

Aggregate Number of Warrants Issued: 10,000

[Contact info redacted]

Purchaser:

Creekside 1 Holdings

By:	/s/ Clay Davis
Name:	Clay Davis
Title:	Managing Member

Principal Amount of Note Issued: $400,000

Aggregate Number of Warrants Issued: 20,000

[Contact info redacted]

Purchaser:

David Gow

/s/ David Gow
David Gow

Principal Amount of Note Issued: $200,000

Aggregate Number of Warrants Issued: 10,000

[Contact info redacted]

Purchaser:

Jerrell Glen Clay, Sr.

/s/ Jerrell Glen Clay, Sr.
Jerrell Glen Clay, Sr.

Principal Amount of Note Issued: $50,000

Aggregate Number of Warrants Issued: 2,500

[Contact info redacted]

Purchaser:

John Alton Burdine Estate Trust

f/b/o Scott Burdine

/s/ Scott Burdine
Scott Burdine, Trustee

Principal Amount of Note Issued: $30,000

Aggregate Number of Warrants Issued: 1,500

[Contact info redacted]

Purchaser:

Lift High, LLC

By:	/s/ Mike Appling
Name:	Mike Appling
Title:	Investor

Principal Amount of Note Issued: $500,000

Aggregate Number of Warrants Issued: 25,000

[Contact info redacted]

Purchaser:

RWI Partnership, Ltd

By:	/s/ Will Randall
Name:	Will Randall
Title:	Treasurer

Principal Amount of Note Issued: $200,000

Aggregate Number of Warrants Issued: 10,000

[Contact info redacted]

Purchaser:

Oliver Luck

/s/ Oliver Luck
Oliver Luck

Principal Amount of Note Issued: $100,000

Aggregate Number of Warrants Issued: 5,000

[Contact info redacted]

Purchaser:

BOCO NVST, LLC

By:	/s/ Travis Boeker
Name:	Travis Boeker
Title:	Managing Partner

Principal Amount of Note Issued: $50,000

Aggregate Number of Warrants Issued: 2,500

[Contact info redacted]

Purchaser:

Brent J. Smolik

/s/ Brent J. Smolik
Brent J. Smolik

Principal Amount of Note Issued: $250,000

Aggregate Number of Warrants Issued: 12,500

[Contact info redacted]

Purchaser:

Cullen and Carson Cone 2010 Trust

/s/ Scott Cone
Scott Cone, Trustee

Principal Amount of Note Issued: $200,000

Aggregate Number of Warrants Issued: 10,000

[Contact info redacted]

Purchaser:

Brad Kangieser

/s/ Brad Kangieser
Brad Kangieser

Principal Amount of Note Issued: $150,000

Aggregate Number of Warrants Issued: 7,500

[Contact info redacted]

Purchaser:

Herrin Descendants 2010 Trust

/s/ Tracy JE Herrin
Tracy JE Herrin, Trustee

Principal Amount of Note Issued: $150,000

Aggregate Number of Warrants Issued: 7,500

[Contact info redacted]

Purchaser:

Machan Investments, LLC

By:	/s/ Dan O. Dinges
Name:	Dan O. Dinges
Title:	Founder

Principal Amount of Note Issued: $250,000

Aggregate Number of Warrants Issued: 12,500

[Contact info redacted]

Purchaser:

James Christmas

/s/ James Christmas
James Christmas

Principal Amount of Note Issued: $500,000

Aggregate Number of Warrants Issued: 25,000

[Contact info redacted]

Purchaser:

Kosberg Holdings

By:	/s/ Don A. Sanders
Name:	Don A. Sanders
Title:	Agent

Principal Amount of Note Issued: $200,000

Aggregate Number of Warrants Issued: 10,000

[Contact info redacted]

Purchaser:

Johnny Carrabba

/s/ Johnny Carrabba
Johnny Carrabba

Principal Amount of Note Issued: $200,000

Aggregate Number of Warrants Issued: 10,000

[Contact info redacted]

Purchaser:

Tanya Jo Drury Trust

/s/ Don Sanders
Don Sanders, Trustee

Principal Amount of Note Issued: $200,000

Aggregate Number of Warrants Issued: 10,000

[Contact info redacted]

Purchaser:

Christine Patterson

/s/ Christine Patterson
Christine Patterson

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Glynda Faye Patterson

/s/ Glynda Faye Patterson
Glynda Faye Patterson

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Charles Henry Fernandez 2021 Trust

UAD 05/06/2021

By:	/s/ Don A. Sanders
Name:	Don A. Sanders
Title:	Agent

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Benjamin Avery Batistick 2021 Trust

UAD 05/06/2021

/s/ Ashley Batistick
Ashley Batistick, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Melanie E. Shaw 2015 Kids Trust

/s/ Melanie Shaw
Melanie Shaw, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

John Harris Whitmire 2015 Grandchildrens Trust

/s/ John Whitmire
John Whitmire, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Quincy Catalina Sanders 2009 Trust

UAD 06/16/2003

/s/ Don Sanders
Don Sanders, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Albert Sanders Keller

U/T/D 02/11/97

/s/ Don Weir
Don Weir, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Nolan Bradley Sanders 2005 Trust

UAD 06/16/2003

/s/ Don Sanders
Don Sanders, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Sela Rivas Sanders 2003 Trust

UAD 06/16/2003

/s/ Don Sanders
Don Sanders, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

2009 Sanders Childrens Trust

UAD 10/21/2009 f/b/o Chelsea Collmer

/s/ Bret Sanders
Bret Sanders, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

2009 Sanders Childrens Trust

UAD 10/21/2009 f/b/o Christopher Collmer

/s/ Bret Sanders
Bret Sanders, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Mia Scarlet Batistick 2016 Trust

UAD 12/23/2016

/s/ Ashley Batistick
Ashley Batistick, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Eileen Colgin 2015 Grandchildrens Trust

UAD 12/03/2016

/s/ Eileen Colgin
Eileen Colgin, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Russell Hardin, Jr. 2021 Grandchildren’s Trust

UAD 12/03/2015

/s/ Russell Hardin
Russell Hardin, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

CULLEN SPITZER

/s/ Cullen Spitzer
Cullen Spitzer

Principal Amount of Note Issued: $150,000

Aggregate Number of Warrants Issued: 7,500

[Contact info redacted]

Purchaser:

CAMACA AS

By:	/s/ Herman R. Flinder
Name:	Herman R. Flinder
Title:

Principal Amount of Note Issued: $250,000

Aggregate Number of Warrants Issued: 12,500

[Contact info redacted]

Purchaser:

Jill A Blashack Revocable Trust

U/A/D May 8, 2004

/s/ Jill A. Blashack Strahan
Jill A. Blashack Strahan, Trustee

Principal Amount of Note Issued: $1,000,000

Aggregate Number of Warrants Issued: 50,000

[Contact info redacted]

EXHIBIT A

CONVERTIBLE NOTE

[See Attached]

EXHIBIT B

WARRANT AGREEMENT

[See Attached]

Exhibit 10.2

Convertible Promissory Note

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

$[●]

[●], 2023

FOR VALUE RECEIVED, SportsMap Tech Acquisition Corp., a Delaware corporation (the “Company”), hereby unconditionally, promises to pay to [HOLDER] (“Holder”), in lawful money of the United States of America and in immediately available funds, the principal sum of [●] Dollars ($[●]). This Convertible Promissory Note (this “Note”) is issued in accordance with the provisions of that certain Subscription Agreement dated as of [●], among the Company and other parties named therein (as amended, restated, supplemented or otherwise modified from time to time, the “Subscription Agreement”) and is entitled to the benefits of the Subscription Agreement and the other Transaction Documents, and reference is hereby made to the Subscription Agreement for a statement of the terms and conditions under which the Note evidenced hereby is required to be repaid. This Note is one of a number of similar notes (collectively, with this Note, the “Notes”) having like tenor and effect (except for variations necessary to express the name of the investor and the principal amount of each of the Notes) issued or to be issued by the Company to certain other investors (collectively, including the Holder, the “Investors”) in the maximum aggregate principal amount of $10,000,000. The Company shall maintain a ledger of all Investors. All capitalized terms used herein (which are not otherwise specifically defined herein) shall be used in this Note as defined in the Subscription Agreement.

Section 1.            Definitions.

“Bankruptcy Event” means (a) any filing by the Company of a voluntary petition in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the U.S. Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing or (b) any filing of an involuntary petition against the Company in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the U.S. Bankruptcy Code as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unbonded or undischarged.

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 4(d).

“Common Stock” means the shares of the Company’s common stock, par value $0.0001.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion” shall have the meaning ascribed to such term in Section 4(a).

“Conversion Date” shall have the meaning set forth in Section 4(a).

“Conversion Price” shall have the meaning set forth in Section 4(b).

“Conversion Shares” means, collectively, the Common Stock issuable upon conversion of this Note in accordance with the terms hereof.

“Exchange Cap” shall have the meaning set forth in Section 4(e).

“Fundamental Transaction” shall have the meaning set forth in Section 7(b).

“Interest Conversion Rate” means the VWAP for the 30 consecutive Trading Days ending on the Trading Day that is immediately prior to the date on which interest is paid in Common Stock (adjusted for share splits, share dividends or similar events); provided that in no event shall the Interest Conversion Rate be less than $1.00, and if the Interest Conversion Rate would have been less than $[1.00], the Interest Conversion Rate shall be deemed to be $1.00.

“Interest Conversion Shares” shall have the meaning set forth in Section 3(a).

“Interest Notice Period” shall have the meaning set forth in Section 3(a).

“Interest Payment Date” shall have the meaning set forth in Section 3(a).

“Interest Share Amount” shall have the meaning set forth in Section 3(a).

“Issue Date” means the date first identified in this Note.

“Majority Investors” means the Investors holding at least fifty percent (50%) of the outstanding principal amount of all Notes issued and then outstanding.

“Maturity Date” means the third anniversary of the Business Combination closing date.

“Note Register” shall have the meaning set forth in Section 3(c).

“Notice of Conversion” shall have the meaning set forth in Section 4(a).

“Registration Statement” means a registration statement covering the resale of the Conversion Shares and Interest Conversion Shares by each Holder.

“Senior Creditors” means the existing senior creditors of the Company, if any, any commercial bank or other lending institution seeking to issue a secured loan to the Company in the future, and excludes any shareholders or officers of the Company.

“Share Delivery Date” shall have the meaning set forth in Section 4(a).

“Shareholder Approval” shall have the meaning set forth in Section 4(e).

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted on a Trading Market but is quoted on OTCQB or OTCQX, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock are not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock is then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined in good faith by the board of directors of the Company.

Section 2.            Payment of Principal. Any outstanding principal balance of the portion of the Note evidenced by this Note that has not been converted in accordance with the provisions of Section 4 hereof prior to the Maturity Date shall, on the Maturity Date, be redeemed by the Company for cash in an amount equal to such outstanding principal balance, plus accrued and unpaid interest to, but excluding, the Maturity Date.

Section 3.            Interest.

(a)            The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note at the rate of 9% per annum, payable quarterly on January 1, April 1, July 1 and October 1, beginning April 1, 2024, on each Conversion Date and on the Maturity Date (each such date, an “Interest Payment Date”) (if any Interest Payment Date is not a Business Day, then the applicable payment shall be due on the next succeeding Business Day), in cash or, if the Holder elects to receive interest on this Note in the form of Common Stock and subject to Section 2(e) of this Note, the Holder shall receive interest on the aggregate unconverted and then outstanding principal amount of this Note at the rate of 11% per annum in duly authorized, validly issued, fully paid and non-assessable Common Stock (the “Interest Conversion Shares”) at the Interest Conversion Rate (the dollar amount to be paid in shares, the “Interest Share Amount”).

(b)            Subject to the terms and conditions herein, the decision whether to pay interest hereunder in cash, Common Stock or a combination thereof shall be at the sole discretion of the Holder. Prior to the commencement of any Interest Notice Period, the Holder shall deliver to the Company a written notice, in accordance with the notice requirements set forth below, of its election to receive interest hereunder on the applicable Interest Payment Date either in cash or Common Stock, and such election shall remain in effect until such later notice of election from the Holder is received. During any Interest Notice Period, the Holder’s election (whether specific to an Interest Payment Date or continuous) shall be irrevocable as to such Interest Payment Date. Subject to the aforementioned conditions, failure to timely deliver such initial written notice to the Company shall be deemed an election by the Holder to receive the interest on such Interest Payment Date in cash.

(c)            Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made. Payment of interest in Common Stock (other than the Interest Conversion Shares issued prior to an Interest Notice Period) shall otherwise occur pursuant to Section 4 herein and, solely for purposes of the payment of interest in shares of Common Stock, the Interest Payment Date shall be deemed the Conversion Date. Interest shall cease to accrue with respect to any principal amount converted, provided that, the Company actually delivers the Conversion Shares within the time period required by Section 4(c) herein. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”).

(d)            All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at an interest rate equal to the lesser of 15% per annum or the maximum rate permitted by applicable law (the “Late Fees”) which shall accrue daily from the date such interest is due hereunder through and including the date of actual payment of such overdue accrued and unpaid interest in full.

Section 4.            Conversion.

(a)            Voluntary Conversion. Subject to Section 2(e) of this Note, at any time after the date hereof until this Note is no longer outstanding, this Note shall be convertible, in whole or in part, into Common Stock at the option of the Holder, at any time and from time to time (subject to the conversion limitations set forth in Section 4(d) hereof) (each a “Conversion”). The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (each, a “Notice of Conversion”), specifying therein the principal amount of this Note to be converted, and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire principal amount of this Note, plus all accrued and unpaid interest thereon, has been so converted in which case the Holder shall surrender this Note as promptly as is reasonably practicable after such conversion without delaying the Company’s obligation to deliver the shares on the Share Delivery Date. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s). The Company may deliver an objection to any Notice of Conversion within one (1) Business Day of delivery of such Notice of Conversion. The Holder, and any assignee by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.

(b)            Conversion Price. The conversion price in effect on any Conversion Date shall be equal to $10.00 per share, subject to adjustment herein (the “Conversion Price”).

(c)            Mechanics of Conversion.

i.            Conversion Shares Issuable Upon Conversion of Principal Amount. Subject to the Exchange Cap, except after Shareholder Approval, the number of Conversion Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing the outstanding principal amount of this Note to be converted by (y) the Conversion Price.

ii.            Delivery of Conversion Shares Upon Conversion. Promptly (and in any event with thirty (30) days) after each Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder (A) the Conversion Shares and (B) a bank check in the amount of accrued and unpaid interest (if the Holder has elected or if the Company is required to pay accrued interest in cash).

iii.            Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock for the sole purpose of issuance upon conversion of this Note and payment of interest on this Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Notes), not less than such aggregate number of shares of Common Stock as shall (subject to the terms and conditions set forth in the Subscription Agreement) be issuable (taking into account the adjustments and restrictions of Section 4(d)) upon the conversion of the then outstanding principal amount of this Note and payment of interest. The Company covenants that all Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

iv.            Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

v.            Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

(d)            Holder’s Conversion Limitations. The Company shall not effect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, unconverted principal amount of this Note beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Notes or the Warrants) beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 4(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4(d) applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which principal amount of this Note is convertible shall be in the reasonable discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Note may be converted (in relation to other securities owned by the Holder together with any Affiliates or Attribution Parties) and which principal amount of this Note is convertible, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(d), in determining the number of outstanding Common Stock, the Holder may rely on the number of outstanding Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company, or (C) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two (2) Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Common Stock issuable upon conversion of this Note. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

(e)            Exchange Cap. Notwithstanding anything to the contrary in the Subscription Agreement or this Note, neither the Holder nor the Company may utilize its above discretion to receive or issue Conversion Shares or Interest Conversion Shares if such issuance (including any potential aggregation with a third party which is part of a single plan of financing ) would violate the rules of the Company’s Trading Market (the “Exchange Cap”), except that the Exchange Cap shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the Trading Market (“Shareholder Approval”).

Section 5.            Transfer Restriction. Notwithstanding anything to the contrary in the Subscription Agreement or this Note, until the date that is six (6) months after the date hereof, this Note and any Common Stock issued (i) upon conversion of this Note or (ii) as Interest Conversion Shares may not be directly or indirectly transferred, pledged, sold or otherwise disposed of without the prior written consent of the Company.

Section 6.            No Prepayment. Except with the consent of the Holder, the Company may not repay any principal amount of the Note prior to the Maturity Date.

Section 7.            Certain Adjustments.

(a)            Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (i) pays a share dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any Common Stock issued by the Company upon conversion of, or payment of interest on, the Notes), (ii) subdivides outstanding Common Stock into a larger number of shares, (iii) combines (including by way of a reverse share split) outstanding Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b)            Fundamental Transaction. If, at any time while this Note is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (and all of its Subsidiaries, taken as a whole), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of more than 50% of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding Common Stock (not including any Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 4(d) on the conversion of this Note), the consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Note is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 4(d) on the conversion of this Note). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction.

(c)            Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

(d)            Notice to the Holder.

i.            Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.            Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock (excluding any events set forth in Section 6(a) above), any consolidation or merger to which the Company (and all of its Subsidiaries, taken as a whole) is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, a Fundamental Transaction Shall have occurred or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Note Register, at least fifteen (15) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to convert this Note during the 15-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 8.            Certain Covenants.

(a)            Distributions on Capital Stock. So long as the Company shall have any obligation under this Note, the Company shall not without the Holder’s written consent (a) pay, declare or set apart for such payment, any dividend on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock.

(b)            Restrictions on Stock Repurchases. So long as the Company shall have any obligation under this Note, the Company shall not without the Holder’s written consent redeem, repurchase or otherwise acquire, for cash, in any one transaction or series of related transactions any shares of capital stock of the Company, provided, however, that such restriction shall not apply to any repurchases, redemptions or similar transactions involving the Company’s warrants and shall not apply to any repurchases, redemptions or similar transactions made pursuant to contractual arrangements in effect as of the date of this Note.

(c)            Sale of Assets. So long as the Company shall have any obligation under this Note, the Company shall not, without the Holder’s written consent, sell, lease or otherwise dispose of any significant portion of its assets outside the ordinary course of business.

(d)            Non-Circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all the provisions of this Note and take all action as may be required to protect the rights of the Holder.

Section 9.            Bankruptcy Event. Any Bankruptcy Event shall constitute an immediate event of default under this Note, and all principal and accrued interest hereunder will be due immediately, without any right to cure, and the Holder shall have all rights and remedies available to it under applicable law and equity.

Section 10.            Unsecured Obligations of the Company; Subordination.

(a)            Notwithstanding anything contained herein to the contrary, the obligations of the Company to the Holder under this Note shall be unsecured obligations of the Company, which carry no voting rights as it relates to the operations of the Company. The obligations in this Note are the corporate obligation of the Company only and no recourse shall be had against any past, present or future shareholder or officer of the Company directly.

(b)            The rights and indebtedness evidenced by this Note are subordinated and junior in right of payment, to the extent and in the manner enforceable by federal and applicable state laws, to all indebtedness owed by the Company to the Senior Creditors of the Company, as such term is defined in Section 1, whether now existing or hereinafter arising, plus all interest, expenses, and related fees related thereto (such indebtedness, hereinafter referred to as the “Senior Debt”), provided that, until the date that is twelve (12) months after the date hereof, the aggregate principal amount of the Senior Debt shall not exceed $5,000,000, and thereafter until the Maturity Date such amount shall not exceed $8,000,000. If at any point in the future, non-senior, unsecured debt financing or preferred stock financing, other than the Notes, is obtained by the Company, this Note shall be senior in its position among all unsecured creditors.

(c)            Upon request by the Company or Senior Creditor(s) and provided that no unexcused default shall have occurred under this Note, the Holder hereby agrees to enter into a mutually-acceptable and commercially reasonable subordination agreement with any Senior Creditor, subordinating the Company’s obligations to the Holder and holders of the other Notes to the extent set forth in Section 8(b) above up to the lesser of (a) the principal amount of the indebtedness to such Senior Creditor, or (b) the then outstanding principal balance of the Notes.

(d)            Subject to the foregoing paragraphs, nothing contained in this Section shall impair, as between the Company and the Holder, the obligation of the Company, subject to the terms and conditions hereof, to pay to the Holder the payments of principal and interest as and when the same become due and payable, or shall prevent the Holder, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

Section 11.            Miscellaneous.

(a)            Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

(b)            Amendments. This Note and any provision hereof may be amended by an instrument in writing signed by the Company and the Holder. In addition, any term of this Note may be amended with the written consent of the Company and the Majority Investors. Upon the effectuation of such amendment with the consent of the Majority Investors in conformance with this paragraph, such amendment shall be effective as to, and binding against the Holder hereof, all of the Notes and the Company shall promptly give written notice thereof to the Holder hereof if the Holder has not previously consented to such amendment in writing; provided that the failure to give such notice shall not affect the validity of such amendment.

(c)            Presentment. Presentment, demand, protest and notice of presentment, demand, nonpayment and protest are each hereby waived by the Company.

(d)            Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but in case any provision of or obligation under this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(e)            Submission to Jurisdiction. Each of the parties to this Agreement irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of Delaware and of the United States District Court for the District of Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for the recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Delaware State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(f)            Subscription Agreement Terms. In addition to and without limitation of any of the foregoing, this Note shall otherwise be subject to all of general terms and conditions contained in the Subscription Agreement, mutatis mutandis.

(g)            No Rights as Stockholder. Except as otherwise provided below, the Holder of this Note shall have no rights as a Holder of Common Stock unless and only to the extent that it converts this Note into Common Stock or as a result of holding Interest Conversion Shares.

(h)            Usury. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable provision shall automatically be revised to equal the maximum rate of interest or other amount deemed interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it will not seek to claim or take advantage of any law that would prohibit or forgive the Company from paying all or a portion of the principal or interest on this Note.

(i)            Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, including the Liquidated Damages Penalty and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

(j)            Severability. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(k)            Binding Effect. Whenever in this Note reference is made to Holder or the Company, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Note shall be binding upon each Company and its successors and assigns, and shall inure to the benefit of Holder and its successors and assigns.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the undersigned have executed this Note the day and year first written above written intending to be legally bound hereby.

COMPANY:

SportsMap Tech Acquisition Corp.

By:
Name:
Title:

HOLDER:

Acknowledged and Agreed:
[HOLDER]

By:
Name:
Title:

Signature Page to Convertible Promissory Note

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the Convertible Promissory Note of Infrared Cameras Holdings, Inc., a Delaware corporation (the “Company”), into shares of common stock, par value $0.0001 (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If Common Stock is to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 4(d) of this Note, as determined in accordance with Section 13(d) of the Exchange Act.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid Common Stock.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Note to be Converted:

Payment of Interest in Common Stock __ yes __ no

If yes, $_____ of Interest Accrued on Account of Conversion at Issue.

Number of Shares of Common Stock to be issued:

Signature:

Name:

Address for Delivery of Common Stock Certificates:

Or

DWAC Instructions:

Broker No:_________________

Account No:_________________

Exhibit 10.3

Exhibit B

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER AND REASONABLY APPROVED BY THE COMPANY), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

COMMON STOCK PURCHASE WARRANT

Number of shares: [•]	Holder: [•]

Exercise Price per Share: $11.50	Warrant No. [•]

Expiration Date: [•], 2028	Issue Date: [•], 2023

FOR VALUE RECEIVED, SportsMap Tech Acquisition Corp., a Delaware corporation (the “Company”), hereby certifies that [Holder], or its designated assigns (the “Warrant Holder”), is entitled to purchase the securities set forth below.

This Warrant entitles the Warrant Holder to purchase from the Company at any time after the Issue Date and before the Expiration Date [•] shares (the “Warrant Shares”) of Company Common Stock, par value $0.0001 (the “Common Stock”) of the Company at an exercise price of $11.50 per share (as adjusted from time to time as provided in Section 7 hereof, the “Exercise Price”), at any time and from time to time from and after the Issue Date and through and including 5:00 p.m. New York time on the Expiration Date.

This Warrant is being issued pursuant to that certain Subscription Agreement, dated as of [•] by and between the Company, the Warrant Holder and the other parties thereto (the “Subscription Agreement”). Capitalized terms used herein but not otherwise defined herein, shall have the meanings given to them in the Subscription Agreement.

This Warrant is subject to the following terms and conditions:

1.            Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, unless provided notice to the contrary in accordance herewith.

2.            Investment Representation. The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws. “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

3.            Validity of Warrant and Issue of Shares. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Warrant Shares that may be issued upon the due exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

4.            Registration of Transfers and Exchange of Warrants.

a.            Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of this Warrant, or any portion of this Warrant, in the Warrant Register, upon delivery by the Warrant Holder to the Company of this Warrant and a duly completed and executed written assignment. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

b.            This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the Company for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange, and will have the same Expiration Date as the original Warrant for which the New Warrant was exchanged.

5.            Exercise of Warrants.

a.            Exercise of this Warrant shall be made upon delivery to the Company of (i) this Warrant; (ii) a duly completed and executed election notice, in the form attached hereto (the “Election Notice”) and (iii) payment of the Exercise Price. Payment of the Exercise Price may be made at the option of the Warrant Holder either (a) in cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the Exercise Price per share in effect at the time of exercise multiplied by the number of Warrant Shares specified in the Election Notice, or (b) through a cashless exercise provided in Section 5(b) below. The Company shall promptly issue or cause to be issued and cause to be delivered to the Warrant Holder in such name or names as the Warrant Holder may designate in the Election Notice, a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act, as applicable. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

b.            In lieu of exercising this Warrant for cash, the Warrant Holder may elect to receive that number of Warrant Shares computed using the following formula:

X=Y (A-B)

A

Where X= the number of shares of Common Stock to be issued to the Warrant Holder

Y=            the number of shares of Warrant Shares purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being exercised (at the date of such calculation)

A=            fair market value of one share of Common Stock on the date of determination

B=            Exercise Price (as adjusted to the date of such calculation)

For purposes of this Section 5(b), the fair market value of one share of Common Stock on the date of determination shall mean:

(i) if the Common Stock is publicly traded, the per share fair market value of the Common Stock shall be the closing price of the Common Stock as quoted on the Nasdaq Capital Market, or the principal exchange or market on which the Common Stock is listed, on the last trading day ending prior to the date of determination; and

(ii) if the Common Stock is not so publicly traded, the per share fair market value of the Common Stock shall be such fair market value as determined in good faith by the Board of Directors of the Company.

For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction in the manner described above shall be deemed to have been acquired by the Warrant Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

c.            A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), (ii) the Election Notice (or attached to such New Warrant) appropriately completed and duly signed, and (iii) payment of the Exercise Price (if this Warrant is exercised on a cash basis) for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

d.            This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election to Purchase. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

e.            Notwithstanding anything to the contrary in the Subscription Agreement or this Warrant, neither the Warrant Holder nor the Company, including any potential aggregation with a third party which is part of a single plan of financing, may receive or issue Warrant Shares if such issuance would violate the rules of the Company’s Trading Market (the “Exchange Cap”), except that the Exchange Cap shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing).

f.            Notwithstanding anything to the contrary in the Subscription Agreement or this Warrant, until the date that is six (6) months after the date hereof, any Warrant Shares may not be directly or indirectly transferred, pledged, sold or otherwise disposed of without the prior written consent of the Company.

6.            Adjustment of Exercise Price and Number of Shares. The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefor, are subject to adjustment upon the occurrence of the following events:

a.            Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company effects any merger of the Company with or into another entity and the Company is not the surviving entity (such surviving entity, the “Successor Entity”), (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or by another individual or entity, and approved by the Company) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares of Common Stock for other securities, cash or property and the holders of at least 50% of the Common Stock accept such offer, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock) (in any such case, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive the number of shares of Common Stock of the Successor Entity or of the Company and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event (disregarding any limitation on exercise contained herein solely for the purpose of such determination). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Warrant Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any Successor Entity in such Fundamental Transaction shall issue to the Warrant Holder a new warrant consistent with the foregoing provisions and evidencing the Warrant Holder’s right to exercise such warrant into Alternate Consideration.

b.            Adjustments for Stock Dividends; Combinations, Etc. In case the Company shall do any of the following (an “Event”):

(i)            declare a dividend or other distribution on its Common Stock payable in Common Stock of the Company,

(ii)           subdivide the outstanding Common Stock pursuant to a stock split or otherwise, or

(iii)          reclassify its Common Stock,

then the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any such Event.

c.            Certificate as to Adjustments. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

7.            Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 7, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

8.            Non-Circumvention. The Company covenants and agrees that it will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, for so long as this Warrant is outstanding, have authorized and reserved, free from preemptive rights, at least such number of shares of Common Stock that is actually issuable upon full exercise of the Warrant (based on the Exercise Price in effect from time to time, and without regard to any limitations on exercise).

9.            Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein, this Warrant, in and of itself, shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

10.            Notice. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the notice provisions contained in the Subscription Agreement.

11.            Miscellaneous.

a.            This Warrant is being issued pursuant to the terms of the Subscription Agreement. If not otherwise defined herein, all capitalized terms herein shall have the meanings given to them in the Subscription Agreement. Further, all of the terms, representations, warranties, agreements, covenants and conditions set forth in the Subscription Agreement are incorporated herein by reference. To the extent that there is a conflict between any condition, term or provision of this Warrant and the Subscription Agreement, the conditions, terms, and provisions set forth herein shall specifically supersede the conflicting conditions, provisions and/or terms in the Subscription Agreement.

b.            This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing and signed by the Company and the Warrant Holder. Holder may assign this Warrant without consent from the Company but in accordance with the restrictions herein.

c.            Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

d.            This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

e.            Each of the parties to this Agreement irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of Delaware and of the United States District Court of the District of Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Warrant, or for the recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Delaware State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

f.            The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

g.            In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.

SportsMap Tech Acquisition Corp.

By:
Name:	[ ]
Title:	[ ]

Acknowledged and Agreed:
[ ]

By:
Name:
Title:

FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: Infrared Cameras Holdings, Inc.

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase (check applicable box):

☐	________ shares of the Common Stock covered by such Warrant; or

☐	the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth therein.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of (check applicable box or boxes):

☐	$__________ in lawful money of the United States; and/or

☐	the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 5 of the Warrant, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 5.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

Name of Warrant Holder:

(Print)___________________________________
(By:)____________________________________
(Name:)_________________________________
(Title:)__________________________________
Signatures must conform in all respects to the name of the Warrant Holder on the face of the Warrant.

Exhibit 99.1

ICI Announces SmartIR Now Available on AWS Marketplace

AI-Powered Condition-Based Monitoring Platform Helps Reliability and Operations Leaders
Automate and Optimize Predictive Maintenance and Maximize Operational Uptime

December 1, 2023 – Infrared Cameras, Incorporated (ICI) announced today that their asset reliability and operational efficiency optimization platform, SmartIR, is now available in AWS Marketplace., that runs on Amazon Web Services (AWS). AWS Marketplace is a digital catalog that makes it easy for customers to find, test, buy and deploy software listings from independent vendors. AWS Marketplace will help ICI customers simplify their SmartIR procurement process through consolidated billing, custom pricing and terms, and various other benefits.

ICI’s SmartIR platform enables the automation of asset reliability and operational efficiency initiatives through AI-powered continuous monitoring capabilities. Leveraging data inputs from thermal and acoustic imaging, and from vibration sensing, SmartIR continuously monitors the performance and condition of critical mechanical and electrical assets, and manufactured outputs, across a variety of industrial, environmental, and commercial settings.

The SmartIR platform informs predictive maintenance and reliability for a customer’s most critical assets, monitors manufactured outputs for quality issues, and provides early-stage fire detection and safety alerts throughout the facility.

“We at ICI are extremely excited about the continued development of our relationship with AWS,” said Gary Strahan, CEO of ICI. “Our company’s goal is to elevate our customers’ predictive maintenance and reliability strategies, quality assurance processes, and employee health and safety protocols. Having our SmartIR Platform in AWS Marketplace allows ICI to reach more of AWS’s customers and offer a frictionless experience for procuring and deploying our condition-based monitoring capabilities.”

For more information, please visit www.infraredcameras.com/smartir-platform.

About Infrared Cameras

ICI’s SmartIR is an AWS-powered software platform that leverages ICI-built thermal imaging, acoustic imaging, and vibration sensing devices for condition-based monitoring of critical mechanical and electrical assets and manufactured outputs. ICI’s solutions are deployed by organizations to protect critical assets across a wide range of industries including distribution & logistics, manufacturing, utilities, and oil & gas. ICI’s sensing solutions are built around high-resolution thermal imaging along with visible, acoustic, vibration and laser spectroscopy imagers and sensors. This full-stack solution measures heat, sound, and gas in the surrounding environment, helping companies gain insight to efficiently manage their most important assets and infrastructure. ICI designs and manufactures digital thermal sensing solution platforms with edge and cloud-based software.

For more information, please visit https://infraredcameras.com/.

About Infrared Cameras’ Proposed Business Combination With SportsMap Tech Acquisition Corp.

On December 5, 2022, Infrared Cameras Holdings, Inc., ICI’s parent company, entered into a business combination agreement with SportsMap Tech Acquisition Corp. (NASDAQ: SMAP) relating to a proposed business combination between the parties that would result in Infrared Cameras Holdings becoming a public company. SMAP has filed a definitive proxy statement relating to the proposed business combination and the special meeting of its stockholders, scheduled for December 8, 2023, to vote to approve the proposed business combination and related matters. The parties have applied to have the combined company’s common stock listed on NASDAQ under the ticker symbol “MSAI”.

SMAP and ICI urge all interested persons to read the definitive proxy statement, which contains important information about SMAP, ICI and the proposed transaction. The definitive proxy statement can be obtained without charge at www.sec.gov.

Forward-Looking Statements

This press release contains forward-looking statements, which are not historical facts, including statements concerning the benefit of ICI’s SmartIR platform to customers and potential customers and SMAP’s or ICI’s beliefs about the proposed business combination transaction and ability of the combined company to qualify to list on NASDAQ. These statements may be preceded by, followed by or include the words “believes,” “predicts,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “would,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” “future,” “potential,” “opportunity,” or other similar expressions, the negatives of these terms or variations of them, although not all forward-looking statements will include such identifying words. Forward-looking statements are predictions, projections and other statements about the future events that are based on SMAP’s or ICI’s current expectations and assumptions and, as a result, are inherently subject to risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in SMAP’s definitive proxy statement relating to the proposed business combination transaction and other filings SMAP or the combined company may make with the Securities and Exchange Commission. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. Neither SMAP nor ICI is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Media Contact:

Multi-Sensor AI

Andrew Klobucar

Director of Marketing

Andrew.klobucar@infraredcameras.com

Investor Contact:

Alpha IR Group

Mike Cummings or Griffin Morris

MSAI@alpha-ir.com